UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2013

STRAIGHT PATH COMMUNICATIONS INC.
(Exact name of registrant as specified in its charter)

Delaware	1-36015	45-2457757
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5200 Hickory Park Drive, Suite 218 Glen Allen, Virginia	23059
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 433-1522

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)  On August 2, 2013, the Compensation Committee of the Board of Directors of Straight Path Communications Inc.  (the “Registrant”), pursuant to the Registrant’s 2013 Stock Option and Incentive Plan (the “Plan”), fixed the annual grant to its non-employee directors at 2,500 restricted shares of the Registrant’s Class B common stock (the “Class B Common Stock”) .  The annual grant is worth $13,775 based on the closing price of the Class B Common Stock on the NYSE MKT on August 2, 2013 and represents an increase of $3,775 from the previously disclosed $10,000 value set forth in the Registrant’s Form 10 filed July 31, 2013.  In accordance therewith, the Compensation Committee also approved the grant of 1,250 shares of Class B Common Stock to each of the Registrant’s current non-employee directors, K. Chris Todd, William F. Weld and Fred S. Zeidman, for 2013. That share figure is a pro-rated portion of the annual grant, based on the quarter they each joined the Registrant’s board of directors. The restricted shares vested immediately upon grant.  In addition, the Registrant’s Compensation Committee fixed the annual cash retainer each non-employee director of the Company (who attends at least 75% of the regularly scheduled meetings of the Board of Directors during a calendar year) receives at $25,000.  The cash retainer is an increase of $5,000 from the previously disclosed $20,000 set forth in the Registrant’s Form 10 filed July 31, 2013.

(e) On August 2, 2013, the Compensation Committee of the Registrant’s Board of Directors approved the following grants to its named executive officers pursuant to the Plan:  (i) Davidi Jonas, the Registrant’s Chief Executive Officer and President, received a grant of 229,608 restricted shares of Class B Common Stock, and (ii) Jonathan Rand, the Registrant’s Chief Financial Officer and Treasurer, received a grant of 38,268 restricted shares of Class B Common Stock.  Both grants of restricted shares will vest as to one-third of the granted shares on each of August 2, 2014, 2015 and 2016.

Further, on August 2, 2013, the Compensation Committee of the Registrant’s Board of Directors fixed (i) Mr. Jonas’ annual compensation at $200,000 and annual bonus at 2.5% of net income to the extent there is net income for the past calendar year (such net income will be calculated in accordance with Generally Accepted Accounting Principles), and (ii) Mr. Rand’s annual compensation at $175,000.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRAIGHT PATH COMMUNICATIONS INC.

	By:	/s/ Davidi Jonas
Name: Davidi Jonas
Title: Chief Executive Officer
Dated: August 6, 2013

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